3435 STELZER ROAD, COLUMBUS, OH 43219 1-800-551-1980

March 31, 2011

Dear Shareholder:

The Sound Shore Fund ended March 31, 2011 with a net asset value of $33.44 per share. The first quarter total return of 5.09% lagged the Standard & Poor’s 500 Index (“S&P 500”) and the Dow Jones Industrial Average (“Dow Jones”), which returned 5.92% and 7.07%, respectively. Over the ten year period ending March 31, 2011, the Sound Shore Fund’s cumulative total return was 59.69% versus 38.28% for the S&P 500.

We are required by the SEC to say that: Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. The Fund’s 1, 5, 10, and 15-year average annual total returns for the period ended March 31, 2011 were 13.06%, 2.17%, 4.79%, and 8.42%, respectively. As stated in the current prospectus, the Fund’s annual operating gross expense ratio is 0.94%. For the most recent month-end performance, please visit the Fund’s website at www.soundshorefund.com.

Stocks continued their broad advance during the first quarter of 2011 driven by improving US employment data and a Federal Reserve that kept its foot on the monetary accelerator. Much of this stimulus found a home in the commodity markets where many agriculture and precious metals contracts set all time highs. The energy sector’s gain of 16%, which was nearly twice that of the next best performing sector, was in line with surging oil prices as unexpected Middle East and African unrest created the prospect of supply disruptions. Japan’s resilient response to the earthquake and tsunami helped to minimize the global economic impact of that tragic event during the quarter.

Corporate restructurings and cash distributions have moved to center stage as a performance driver for equities. The combination of strong financial positions and active capital markets has opened up the full slate of options for companies looking to create shareholder value. Indeed, our biggest contributor in the first quarter, integrated oil company Marathon, gained 44% after announcing plans for a mid-year 2011 spinoff of its best-in-class** refining and marketing segment. We started our position in Marathon in early 2010 when the stock was valued below norm at 7 times forward earnings and less than book value. Our investment case was that the company’s recently completed major capital projects in Louisiana (refining) and Norway (oil production) would likely yield better than consensus earnings and cash flow. As solid results came through, Marathon’s shares outperformed in 2010, but with a significant valuation discount versus its peer group remaining, management decided to split the company. Similarly, Pfizer’s strong performance was driven both by its fourth consecutive quarter of better than expected earnings and by indications that a significant portfolio restructuring could follow the recent agreement to sell its Capsugel unit.

In contrast, high oil prices were a negative factor for two of the quarter’s bigger detractors, General Motors and Newmont Mining. GM pulled back as US gasoline prices nearing $4 per gallon raised the prospect of consumers shifting from SUVs and trucks to lower margin, fuel efficient cars. Meanwhile, Newmont declined because its diesel fuel costs increased more rapidly than gold prices, pressuring near term profit margins and consensus forecasts. GM’s improving product lineup and Newmont’s estimated 35% volume growth guidance through 2017 are company-specific factors that should, over time, more than offset recent energy cost increases.

Throughout the first quarter, investor optimism was tempered by a host of concerns: commodity prices, European sovereign default, US fiscal disarray, and Japan’s natural disasters to name a few. That the S&P 500 had its strongest first quarter since 1998 in spite of these factors was further confirmation to us in the futility of trying to predict unpredictable macro events. Sound Shore remains committed to looking at inexpensive, out-of-favor stocks where we believe company-specific factors should drive above-consensus earnings and cash flow. Our portfolio has a compelling risk/reward profile given its solid financial prospects and its reasonable valuation of 11.7x forward four quarter earnings versus 14.3x for the S&P 500.

Thank you for your investment alongside ours in Sound Shore.

Sincerely,

SOUND SHORE FUND

Harry Burn, III

John P. DeGulis

T. Gibbs Kane, Jr.

Co-Portfolio Managers

**	The reference to “best-in-class” for Marathon Oil Corporation’s refining and marketing segment is based upon industry profit/barrel sold data.

Fund returns assume the reinvestment of all dividend and capital gain distributions. The Standard & Poor’s 500 Index is an unmanaged index representing the average performance of 500 widely held, publicly traded, large capitalization stocks. The Dow Jones Industrial Average consists of 30 stocks that are considered to be major factors in their industries and that are widely held by individuals and institutional investors. It is not possible to invest directly in an Index or Average. Forward earnings is a company’s forecasted, or estimated, earnings made by analysts or by the company itself. Book value is equal to the total assets of a company less its total liabilities.

The recent growth rate in the stock market has helped to produce short-term returns for some asset classes that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

This letter may contain discussions about certain investments both held and not held in the portfolio. As required by the Financial Industry Regulatory Authority (FINRA), we must remind you that current and future

portfolio holdings are subject to risk. Percent of net assets as of 3/31/11:    General Motors Company: 2.39%; Marathon Oil Corp.: 2.35%; Newmont Mining Corp.: 2.35%; and Pfizer, Inc.: 2.96%.

An investment in the Fund is subject to risk, including the possible loss of principal amount invested. Investments in medium-sized companies pose greater risks than those typically associated with larger, more established companies, such as increased volatility. Foreign investing involves certain risks and increased volatility not associated with investing solely in the US. These risks include currency fluctuations, economic or financial instability, lack of timely or reliable financial information, or unfavorable political or legal developments.

The views in this letter were those of the Fund managers as of 3/31/11 and may not necessarily reflect their views on the date this letter is first published or anytime thereafter. These views (i) are intended to assist shareholders in understanding the Fund’s present investment methodology and (ii) do not constitute investment advice. This letter must be preceded or accompanied by a current Fund prospectus. Distributed by Foreside Fund Services, LLC.

SOUND SHORE FUND, INC.

SCHEDULE OF INVESTMENTS

MARCH 31, 2011 (Unaudited)

	Share Amount	Market Value
Common Stocks (97.2%)
Auto (2.4%)
General Motors Co. †	1,556,700	$48,304,401

Consumer Discretionary (9.7%)
Apollo Group, Inc., Class A †	1,121,400	46,773,594
Comcast Corp., Class A	2,024,100	50,035,752
International Game Technology	2,827,100	45,883,833
Time Warner, Inc.	1,526,000	54,478,200

		197,171,379

Consumer Staples (8.5%)
Bunge, Ltd.	549,800	39,767,034
CVS Caremark Corp.	1,455,800	49,963,056
The Coca-Cola Co.	512,400	33,997,740
Wal-Mart Stores, Inc.	915,100	47,630,955

		171,358,785

Diversified Financials (14.5%)
Bank of America Corp.	3,832,400	51,085,892
Citigroup, Inc. †	13,556,000	59,917,520
Credit Suisse Group AG ADR	1,100,500	46,859,290
Invesco, Ltd.	1,862,100	47,595,276
State Street Corp.	997,500	44,827,650
The Charles Schwab Corp.	2,434,900	43,901,247

		294,186,875

Energy (14.6%)
Devon Energy Corp.	491,900	45,141,663
Diamond Offshore Drilling, Inc.	514,100	39,945,570
El Paso Corp.	2,182,000	39,276,000
EQT Corp.	1,005,700	50,184,430
Marathon Oil Corp.	892,600	47,584,506

See Notes to the Schedule of Investments.

SOUND SHORE FUND, INC.

SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2011 (Unaudited)

	Share Amount	Market Value
Energy (Continued)
Sunoco, Inc.	979,200	$44,641,728
Valero Energy Corp.	980,400	29,235,528

		296,009,425

Health Care (2.1%)
Baxter International, Inc.	794,200	42,704,134

Industrials (4.2%)
Delta Air Lines, Inc. †	3,067,100	30,057,580
Southwest Airlines Co.	4,300,400	54,314,052

		84,371,632

Insurance (4.8%)
MetLife, Inc.	1,154,600	51,645,258
The Allstate Corp.	1,438,100	45,702,818

		97,348,076

Materials (4.8%)
LyondellBasell Industries NV, Class A †	1,260,900	49,868,595
Newmont Mining Corp.	871,300	47,555,554

		97,424,149

Pharmaceuticals (8.0%)
Abbott Laboratories	1,126,300	55,245,015
Novartis AG ADR	873,500	47,474,725
Pfizer, Inc.	2,951,100	59,936,841

		162,656,581

Technology (18.1%)
Applied Materials, Inc.	3,232,800	50,496,336
eBay, Inc. †	1,621,300	50,325,152
Flextronics International, Ltd. †	6,311,300	47,145,411
Microsoft Corp.	2,573,700	65,269,032
Symantec Corp. †	3,143,800	58,286,052

See Notes to the Schedule of Investments.

SOUND SHORE FUND, INC.

SCHEDULE OF INVESTMENTS (Continued)

MARCH 31, 2011 (Unaudited)

	Share Amount	Market Value
Technology (Continued)
Texas Instruments, Inc.	1,332,000	$46,033,920
Visa, Inc., Class A	648,000	47,705,760

		365,261,663

Utilities (5.5%)
AES Corp. †	3,783,500	49,185,500
Exelon Corp.	1,506,300	62,119,812

		111,305,312

Total Common Stocks (cost $1,621,325,178)		$1,968,102,412

Short-Term Investments (2.1%)
Money Market Fund (2.1%)
Western Asset Institutional U.S. Treasury Reserves, 0.02% (cost $41,944,767) (a)	41,944,767	$41,944,767

Total Investments (99.3%) (cost $ 1,663,269,945) *		$2,010,047,179
Other Assets less Liabilities (0.7%)		14,220,470

Net Assets ( 100.0% )		$2,024,267,649

(a)	Variable or Floating Rate Security. Rate disclosed is as of March 31, 2011.
†	Non-income producing security

ADR — American Depositary Receipt

*	Cost for Federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation consists of :

Gross Unrealized Appreciation	$378,689,914
Gross Unrealized Depreciation	(31,912,680)

Net Unrealized Appreciation (Depreciation)	$346,777,234

See Notes to the Schedule of Investments.

SOUND SHORE FUND, INC.

NOTES TO THE SCHEDULE OF INVESTMENTS

MARCH 31, 2011 (Unaudited)

1.    Organization

Sound Shore Fund, Inc. (the “Fund”) was incorporated under the laws of the State of Maryland on February 19, 1985 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the “Act”), as amended. The investment objective of the Fund is growth of capital.

2.    Significant Accounting Policies

This Schedule of Investments is prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

The following represent significant accounting policies of the Fund:

a)  Security Valuation

Exchange traded securities (including those traded on the National Association of Securities Dealers’ Automated Quotation system) are valued at the last quoted sale price, as provided by independent pricing services as of the close of trading on the system or exchange on which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which over-the-counter market quotations are readily available are generally valued at the mean between the current bid and asked prices provided by independent pricing services. Fixed income securities may be valued at prices supplied by the Fund’s pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Investments in other open-end regulated investment companies are valued at net asset value (“NAV”). Money market instruments that mature in sixty days or less may be valued at amortized cost.

The Fund values securities at fair value pursuant to procedures adopted by the Board of Directors if market quotations are not readily available (including a short and temporary lapse in the provision of a price by the regular pricing source) or, if in the judgment of the Advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the Advisor to make such a judgment include, but are not limited to, the following, (i) only a bid price or an asked price is available, (ii) the spread between the bid price and the asked price is substantial, (iii) the frequency of sales, (iv) the thinness of the market, (v) the size of reported trades, and (vi) actions of the securities markets, such as the suspension or limitation of trading. Fair valuation is based on subjective factors and, as a result, the fair value price of an asset may differ from the asset’s market price and may not be the price at which the asset may be sold. Fair value estimates are based on judgments regarding the current economic environment, financial reports, credit, collateral and other such factors. Fair valuation could result in a NAV different from one determined by using market quotations.

SOUND SHORE FUND, INC.

NOTES TO THE SCHEDULE OF INVESTMENTS (Concluded)

MARCH 31, 2011 (Unaudited)

Valuation inputs used to determine the value of the Fund’s investments are summarized in the three broad levels listed below:

Level 1 - quoted prices in active markets for identical assets

Level 2 - other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments in securities as of March 31, 2011:

Valuation Inputs	Level 1	Level 2	Level 3	Total Investments in Securities
Common Stocks	$1,968,102,412	$—	$—	$1,968,102,412
Short-Term Investments	41,944,767	—	—	41,944,767

Total Investments	$2,010,047,179	$—	$—	$2,010,047,179

At March 31, 2011, all equity securities and open-end mutual funds were included in Level 1 in the table above. Please refer to the Schedule of Investments to view equity securities categorized by industry type.

The Fund’s policy is to disclose significant transfers between Levels based on valuations at the end of the reporting period. There were no significant transfers between Levels 1, 2, or 3 as of March 31, 2011, based on the valuation input Levels on December 31, 2010.

b)  Security Transactions

Security transactions are recorded on a trade date basis.

3.    Subsequent Events

Subsequent events occurring after the date of this report have been evaluated for potential impact to this report through the date the report was available to be issued.

Investment Adviser

Sound Shore Management, Inc.

Greenwich, Connecticut

Administrator

Citi Fund Services Ohio, Inc.

Columbus, Ohio

Distributor

Foreside Fund Services, LLC

Portland, Maine

www.foreside.com

Transfer and

Distribution Paying Agent

Citi Fund Services Ohio, Inc.

Columbus, Ohio

Custodian

Citibank, N.A.

New York, New York

Fund Counsel

Dechert LLP

New York, New York

Counsel to the Independent Directors

Wilmer Cutler Pickering Hale

and Dorr, LLP

New York, New York

Independent Registered

Public Accounting Firm

Deloitte & Touche LLP

Chicago, Illinois

107-QR-0311

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s objectives and policies, experience of its management and other information.

SOUND SHORE FUND, INC.

3435 Stelzer Road

Columbus, OH 43219

http://www.soundshorefund.com

(800) 551-1980

Quarterly Letter to Shareholders

(Unaudited)

MARCH 31, 2011